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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 29, 1998 (April 15, 1998)
                                                 -------------------------------

                           Maxwell Technologies, Inc.
             (Exact name of registrant as specified in its charter)



      Delaware                       0-10964                     95-2390133
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   (State or other                 (Commission                 (I.R.S. Employer
    jurisdiction                   File Number)             Identification No.)
  of incorporation)



     9275 Sky Park Court, San Diego, California                     92123
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     (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code        (619) 279-5100
                                                  ------------------------------




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(Former name or former address, if changed since last report.)

Exhibit Index begins at Page 4.


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ITEM 2.


           (a) On April 15-16, 1998, the Company, through its Maxwell Technologies Systems Division, Inc. subsidiary, completed its acquisition of the assets of Electromagnetic Systems Group of Primex Technologies, Inc. (the "EMS Group"), for a cash purchase price of $10.0 million. The acquired assets consist of fixed assets, intellectual property, existing contracts and accounts receivable. The Company also assumed substantially all current liabilities of the EMS Group. The Company acquired the assets with cash on hand.

           (b) The EMS Group specializes in high-energy pulsed power technology. In 1997, the EMS Group had sales of approximately $17.0 million, with the U.S. Department of Defense as its single largest customer. The Company intends to continue such use of the acquired assets.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

           As of the date hereof, it is impractical for the Company to provide the required audited financial information. The Company will file the required audited financial information under cover of Form 8-K/A as soon as practicable, but not later than June 29, 1998.

           (b) PRO FORMA FINANCIAL INFORMATION.

           As of the date hereof, it is impractical for the Company to provide the required pro forma financial information. The Company will file the required pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than June 29, 1998.

           (c) EXHIBITS.

           2.1 Amended and Restated Agreement of Purchase and Sale of Assets, dated as of March 29, 1998, among the Company, Maxwell Technologies Systems Division, Inc., Primex Technologies, Inc. and Primex Physics International Company.*

           99.1      Press Release of the Company dated April 2, 1998.

           99.2      Press Release of the Company dated April 21, 1998.


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*          Schedules and similar attachments to the Agreement are omitted. The
           Company will furnish supplementally to the Securities and Exchange Commission any omitted schedule upon request of the Commission.




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 29, 1998


                                                MAXWELL TECHNOLOGIES, INC.



                                                By:/S/ GARY J. DAVIDSON
                                                   ---------------------------
                                                   Gary J. Davidson
                                                   Vice President, Finance &
                                                   Administration and
                                                   Chief Financial Officer









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                                  EXHIBIT INDEX


Exhibit
Number                             Description

 2.1 Amended and Restated Agreement of Purchase and Sale of Assets, dated as of March 29, 1998, among the Company, Maxwell Technologies Systems Division, Inc., Primex Technologies, Inc. and Primex Physics International Company.*

 99.1      Press Release of the Company dated April 2, 1998.

 99.2      Press Release of the Company dated April 21, 1998.









--------------

* Schedules and similar attachments to the Agreement are omitted. The Company will furnish supplementally to the Securities and Exchange Commission any omitted schedule upon request of the Commission.



                                       4.